                                                                    Exhibit 21.1
                                                                    ------------

The following is a list of subsidiaries of RPM International Inc.(1) as of August 25, 2003.

                                                                           Jurisdiction of
Name                                                                       Incorporation
----                                                                       -------------

First Colonial Insurance Company, Inc.                                      Vermont
RPM Asia Pte. Ltd.                                                          Singapore
         Alumanation (M) Sdn. Bhd.                                          Malaysia
         Espan Corporation Pte. Ltd.                                        Singapore
         RPM China Pte. Ltd.                                                Singapore
                  Magnagro Industries Pte. Ltd.                             Singapore
                           Dryvit Wall Systems (Suzhou) Co. Ltd.            China
RPM Consumer Holding Company                                                Delaware
         Bondo Corporation                                                  Ohio
         DAP Products Inc.(2)                                               Delaware
                  DAP Holdings, LLC(3)                                      Delaware
         Rust-Oleum Corporation(4)                                          Illinois
                  Rust-Oleum International, LLC(5)                          Delaware
                           ROC Sales, Inc.(6)                               Illinois
                           Rust-Oleum Sales Company, Inc.(7)                Ohio
                           The Flecto Company, Inc.(8)                      California
                  Rust-Oleum Japan Corporation                              Japan
         The Testor Corporation(9)                                          Ohio
         Zinsser Co., Inc.(10)                                              New Jersey
                  Zinsser Holdings, LLC(11)                                 Delaware
                           Mantrose-Haeuser Co., Inc.                       Massachusetts
                           Modern Masters Inc.                              California
                           Thibaut Inc.                                     New York
RPM Enterprises, Inc.                                                       Delaware
RPM, Inc.(12)                                                               Ohio
         American Emulsions Co., Inc.                                       Georgia
                  Select Dye & Chemical, Inc.                               Georgia
         Bondex International, Inc.                                         Ohio
         Chemical Specialties Manufacturing Corporation                     Maryland
         Day-Glo Color Corp.(13)                                            Ohio
         Dryvit Holdings, Inc.                                              Delaware
                  Dryvit Systems, Inc.(14)                                  Rhode Island
                           Dryvit Systems USA (Europe) sp z.oo.             Poland
         Guardian Products, Inc.                                            Delaware
         Kop-Coat, Inc.                                                     Ohio
                  K-C Divestiture Corp.                                     New York
                  Kop-Coat New Zealand Limited                              New Zealand
                  Agpro (N.Z.) Limited                                      New Zealand
         RPM Wood Finishes Group, Inc.(15)                                  Nevada


                  Chemical Coatings, Inc.                                 North Carolina
                  RPM of Mass., Inc.                                      Massachusetts
                           Westfield Coatings Corporation                 Massachusetts
         TCI, Inc.                                                        Georgia

RPM Industrial Holding Company                                            Delaware
         Carboline Company(16)                                            Delaware
                  Carboline International Corporation(17)                 Delaware
                           Carboline Dubai Corporation                    Missouri
                           StonCor Africa (Pty.) Ltd. South Africa
                                    Chemrite Equipment Systems
                                    (Pty.) Ltd.                           South Africa
                                    StonCor Namibia (Pty.) Ltd.           South Africa
         Republic Powdered Metals, Inc.(18)                               Ohio
         StonCor Group, Inc.(19)                                          Delaware
                  Fibergrate Composite Structures Incorporated            Delaware
                           Fibergrate B.V.                                Netherlands
                  Parklin Management Group, Inc.(20)                      New Jersey
                  Stonhard Agencia en Chile                               Chile
                  StonCor Corrosion Specialists Group Ltda.(21)           Brazil
         Tremco Incorporated(22)                                          Ohio
                  The Euclid Chemical Company(23)                         Ohio
                           Euclid Chemical International Sales Corp.(24)  Ohio
                           Grandcourt N.V.(25)                            Netherlands Antilles
                           Redwood Transport, Inc.(26)                    Ohio
                  Paramount Technical Products, Inc.                      South Dakota
                  Tremco A.B.                                             Sweden
                  Tremco Asia Pacific Pty. Limited                        Australia
                           PABCO Products Pty. Limited                    Australia
                           Tremco Pty. Limited                            Australia
                  Tremco Asia Pte. Ltd.                                   Singapore
                  Tremco Barrier Solutions, Inc.                          Delaware
                  Tremco GmbH                                             Germany
                  Weatherproofing Technologies, Inc.(27)                  Delaware
RSIF International Limited                                                Ireland
Sierra Performance Coatings, Inc.                                         California

--------

(1) RPM International Inc. owns 100% of the outstanding voting Common Stock of RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares of RPM Funding Corporation are held as follows: 100% of the outstanding Series A Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series B Preferred Stock (non-voting) by DAP Products Inc.; 100% of the outstanding Series C Preferred Stock (non-voting) by The Euclid Chemical Company; 100% of the outstanding Series D Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series E Preferred Stock (non-voting) by Rust-Oleum Corporation; 100% of the outstanding Series F Preferred Stock (non-voting) by The Testor Corporation; 100% of the outstanding Series G Preferred Stock (non-voting) by Tremco Incorporated; 100% of the outstanding Series H Preferred Stock (non-voting) by Weatherproofing Technologies, Inc.; and 100% of the Series I Preferred Stock (non-voting) by Zinsser Co., Inc.

RPM Funding Corporation owns 5% of the outstanding shares of Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares of Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

(2) DAP Products Inc. owns 100% of the outstanding Series B Preferred Stock (non-voting) of RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares of RPM Funding Corporation are held as follows: 100% of the outstanding voting Common Stock by RPM International Inc.; 100% of the outstanding Series A Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series C Preferred Stock (non-voting) by The Euclid Chemical Company; 100% of the outstanding Series D Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series E Preferred Stock (non-voting) by Rust-Oleum Corporation; 100% of the outstanding Series F Preferred Stock (non-voting) by The Testor Corporation; 100% of the outstanding Series G Preferred Stock (non-voting) by Tremco Incorporated; 100% of the outstanding Series H Preferred Stock (non-voting) by Weatherproofing Technologies, Inc.; and 100% of the Series I Preferred Stock (non-voting) by Zinsser Co., Inc.

RPM Funding Corporation owns 5% of the outstanding shares of Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares of Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

DAP Products Inc. owns 90% of the outstanding shares of DAP Chile S.A., a Chilean corporation. The remaining 10% of the outstanding shares of DAP Chile S.A. are held by RPM Canada Company.

DAP Products Inc. owns 94% of the outstanding shares of Portazul, S.A., a Dominican Republic corporation. The remaining 6% of the outstanding shares of Portazul, S.A. are held by the directors of Portazul, S.A.

(3) DAP Holdings, LLC owns 100% of the outstanding Common Stock of DAP Brands Company, a Delaware corporation. RPM Canada Company owns 100% of the outstanding Series A Preferred Stock and Series B Preferred Stock of DAP Brands Company.

DAP Holdings, LLC owns 1.60% of the outstanding shares of RPM Holdco Corp., a Delaware Corporation. The remaining outstanding shares of RPM Holdco Corp. are held as follows: Carboline Company 2.93%, Day-Glo Color Corp. 7.33%, Dryvit Systems, Inc. 8.40%, The Euclid Chemical Company 1.27%, RPM Wood Finishes Group, Inc. 5.66%, Rust-Oleum International, LLC 15%, StonCor Group, Inc. 12.87%, Tremco Incorporated 44.67% and Zinsser Holdings, LLC .27%.

RPM Holdco Corp. owns 100% of the outstanding shares of RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.


(4) Rust-Oleum Corporation owns 100% of the outstanding Series E Preferred Stock (non-voting) of RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares of RPM Funding Corporation are held as follows: 100% of the outstanding voting Common Stock by RPM International Inc.; 100% of the outstanding Series A Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series B Preferred Stock (non-voting) by DAP Products Inc.; 100% of the outstanding Series C Preferred Stock (non-voting) by The Euclid Chemical Company; 100% of the outstanding Series D Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series F Preferred Stock (non-voting) by The Testor Corporation; 100% of the outstanding Series G Preferred Stock (non-voting) by Tremco Incorporated; 100% of the outstanding Series H Preferred Stock (non-voting) by Weatherproofing Technologies, Inc.; and 100% of the Series I Preferred Stock (non-voting) by Zinsser Co., Inc.

RPM Funding Corporation owns 5% of the outstanding shares of Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares of Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

Rust-Oleum Corporation owns 99% of Rust-Oleum (Chile) Ltda., a Chilean limited liability company. The remaining 1% of the outstanding shares of Rust-Oleum (Chile) Ltda. are held by ROC Sales, Inc.

Rust-Oleum Corporation owns 99.992% of the outstanding shares of Rust-Oleum Argentina S.A., an Argentine corporation. The remaining .008% of the outstanding shares of Rust-Oleum Argentina S.A. are held by Rust-Oleum Sales Company, Inc.

(5) Rust-Oleum International, LLC owns 100% of the outstanding Common Stock of Rust-Oleum Brands Company, a Delaware corporation. RPM Canada Company owns 100% of the outstanding Series A Preferred Stock and Series B Preferred Stock of Rust-Oleum Brands Company.

Rust-Oleum International, LLC owns 15% of the outstanding shares of RPM Holdco Corp., a Delaware Corporation. The remaining outstanding shares of RPM Holdco Corp. are held as follows: Carboline Company 2.93%, DAP Holdings, LLC 1.60%, Day-Glo Color Corp. 7.33%, Dryvit Systems, Inc. 8.40%, The Euclid Chemical Company 1.27%, RPM Wood Finishes Group, Inc. 5.66%, StonCor Group, Inc. 12.87%, Tremco Incorporated 44.67% and Zinsser Holdings, LLC .27%.

RPM Holdco Corp. owns 100% of the outstanding shares of RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.

(6) ROC Sales, Inc. owns 1% of the outstanding shares of Rust-Oleum (Chile) Ltda., a Chilean limited liability company. The remaining 99% of the outstanding shares of Rust-Oleum (Chile) Ltda. are held by Rust-Oleum Corporation.

(7) Rust-Oleum Sales Company, Inc. owns .008% of the outstanding shares of Rust-Oleum Argentina S.A., an Argentine corporation. The remaining 99.992% of the outstanding shares of Rust-Oleum Argentina S.A. are held by Rust-Oleum Corporation.

(8) The Flecto Company, Inc. owns 79% of the outstanding shares of Harry A. Crossland Investments, Ltd., a Nevada corporation. The remaining 21% of the outstanding shares of Harry A. Crossland Investments, Ltd. are held by RPM Canada Company.

Harry A. Crossland Investments, Ltd. owns 100% of the outstanding shares of Crossland Distributors Ltd., a Canadian corporation.

(9) The Testor Corporation owns 100% of the outstanding Series F Preferred Stock (non-voting) of RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares of RPM Funding Corporation are held as follows: 100% of the outstanding voting Common Stock by RPM International Inc.; 100% of the outstanding Series A Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series B Preferred Stock (non-voting) by DAP Products Inc.; 100% of the outstanding Series C Preferred Stock (non-voting) by The Euclid Chemical Company; 100% of the outstanding Series D Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series E Preferred Stock (non-voting) by Rust-Oleum Corporation; 100% of the outstanding Series G Preferred Stock (non-voting) by Tremco Incorporated; 100% of the outstanding Series H Preferred Stock (non-voting) by Weatherproofing Technologies, Inc.; and 100% of the Series I Preferred Stock (non-voting) by Zinsser Co., Inc.

RPM Funding Corporation owns 5% of the outstanding shares of Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares of Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

(10) Zinsser Co., Inc. owns 100% of the outstanding Series I Preferred Stock (non-voting) of RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares of RPM Funding Corporation are held as follows: 100% of the outstanding voting Common Stock by RPM International Inc.; 100% of the outstanding Series A Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series B Preferred Stock (non-voting) by DAP Products Inc.; 100% of the outstanding Series C Preferred Stock (non-voting) by The Euclid Chemical Company; 100% of the outstanding Series D Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series E Preferred Stock (non-voting) by Rust-Oleum Corporation; 100% of the outstanding Series F Preferred Stock (non-voting) by The Testor Corporation; 100% of the outstanding Series G Preferred Stock (non-voting) by Tremco Incorporated; and 100% of the Series H Preferred Stock (non-voting) by Weatherproofing Technologies, Inc.

RPM Funding Corporation owns 5% of the outstanding shares of Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares of Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

(11) Zinsser Holdings, LLC owns 100% of the outstanding Common Stock of Zinsser Brands Company, a Delaware corporation. RPM Canada Company owns 100% of the outstanding Series A Preferred Stock and Series B Preferred Stock of Zinsser Brands Company.

Zinsser Holdings, LLC owns .27% of the outstanding shares of RPM Holdco Corp., a Delaware Corporation. The remaining outstanding shares of RPM Holdco Corp. are held as follows: Carboline Company 2.93%, DAP Holdings, LLC 1.60%, Day-Glo Color Corp. 7.33%, Dryvit Systems, Inc. 8.40%, The Euclid Chemical Company 1.27%, RPM Wood Finishes Group, Inc. 5.66%, Rust-Oleum International, LLC 15%, StonCor Group, Inc. 12.87% and Tremco Incorporated 44.67%.

RPM Holdco Corp. owns 100% of the outstanding shares of RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.


(12) RPM, Inc. owns 88% of the outstanding shares of RPM/Lux Consult S.A., a Luxembourg corporation. The remaining 12% of the outstanding shares of RPM/Lux Consult S.A. are held by Tremco Incorporated.

RPM/Lux Consult S.A. owns .2% of the outstanding shares of Monile France S.A.R.L., a French corporation. The remaining 99.8% of the outstanding shares of Monile France S.A.R.L. are held by RPM/Belgium N.V.

(13) Day-Glo Color Corp. owns 7.33% of the outstanding shares of RPM Holdco Corp., a Delaware Corporation. The remaining outstanding shares of RPM Holdco Corp. are held as follows: Carboline Company 2.93%, DAP Holdings, LLC 1.60%, Dryvit Systems, Inc. 8.40%, The Euclid Chemical Company 1.27%, RPM Wood Finishes Group, Inc. 5.66%, Rust-Oleum International, LLC 15%, StonCor Group, Inc. 12.87%, Tremco Incorporated 44.67% and Zinsser Holdings, LLC .27%.

RPM Holdco Corp. owns 100% of the outstanding shares of RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.

Day-Glo Color Corp. owns .32% of the outstanding shares of Radiant Color N.V., a Belgian corporation. The remaining 99.68% of the outstanding shares of Radiant Color N.V. are held by RPM/Europe B.V.

Radiant Color N.V. owns 99.99% of the outstanding shares of Martin Mathys N.V., a Belgian corporation. The remaining .01% of the outstanding shares of Martin Mathys N.V. are held by RPM/Belgium N.V.

Radiant Color N.V. owns 85.71% of the outstanding shares of APSA S.p.A., an Italian corporation. Of the remaining outstanding shares of APSA S.p.A., 13.57% are held by RPOW France S.A. and .72% are held by RPM/Europe B.V.

(14) Dryvit Systems, Inc. owns 8.40% of the outstanding shares of RPM Holdco Corp., a Delaware corporation. The remaining outstanding shares of RPM Holdco Corp. are held as follows: Carboline Company 2.93%, DAP Holdings, LLC 1.60%, Day-Glo Color Corp. 7.33%, The Euclid Chemical Company 1.27%, RPM Wood Finishes Group, Inc. 5.66%, Rust-Oleum International, LLC 15%, StonCor Group, Inc. 12.87%, Tremco Incorporated 44.67% and Zinsser Holdings, LLC .27%.

RPM Holdco Corp. owns 100% of the outstanding shares of RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.

Dryvit Systems, Inc. owns 88% of the outstanding shares of Beijing Dryvit Chemical Building Materials Co., Ltd., a Peoples Republic of China company. The remaining outstanding shares of Beijing Dryvit Chemical Building Materials Co., Ltd. are held by a joint venture partner.

(15) RPM Wood Finishes Group, Inc. owns 5.66% of the outstanding shares of RPM Holdco Corp., a Delaware corporation. The remaining outstanding shares of RPM Holdco Corp. are held as follows: Carboline Company 2.93%, DAP Holdings, LLC 1.60%, Day-Glo Color Corp. 7.33%, Dryvit Systems, Inc. 8.40%, The Euclid Chemical Company 1.27%, Rust-Oleum International, LLC 15%, StonCor Group, Inc. 12.87%, Tremco Incorporated 44.67% and Zinsser Holdings, LLC .27%.

RPM Holdco Corp. owns 100% of the outstanding shares of RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.


(16) Carboline Company owns 2.93% of the outstanding shares of RPM Holdco Corp., a Delaware Corporation. The remaining outstanding shares of RPM Holdco Corp. are held as follows: DAP Holdings, LLC 1.60%, Day-Glo Color Corp. 7.33%, Dryvit Systems, Inc. 8.40%, The Euclid Chemical Company 1.27%, RPM Wood Finishes Group, Inc. 5.66%, Rust-Oleum International, LLC 15%, StonCor Group, Inc. 12.87%, Tremco Incorporated 44.67% and Zinsser Holdings, LLC .27%.

RPM Holdco Corp. owns 100% of the outstanding shares of RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.

(17) Carboline International Corporation owns 49% of Carboline Korea Ltd.; 40% of Carboline Norge A/S; 49% of StonCor Middle East LLC; 33.33% of Japan Carboline Company Ltd.; and 40% of CDC Carboline (India) Ltd. All outstanding shares of these entities are held by joint venture partners. However, 5% of the outstanding shares of Carboline Norge A/S are held by RPM Funding Corporation.

(18) Republic Powdered Metals, Inc. owns 100% of the outstanding Series A & D Preferred Stock (non-voting) of RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares of RPM Funding Corporation are held as follows:
100% of the outstanding voting Common Stock by RPM International Inc.; 100% of the outstanding Series B Preferred Stock (non-voting) by DAP Products Inc.; 100% of the outstanding Series C Preferred Stock (non-voting) by The Euclid Chemical Company; 100% of the outstanding Series E Preferred Stock (non-voting) by Rust-Oleum Corporation; 100% of the outstanding Series F Preferred Stock (non-voting) by The Testor Corporation; 100% of the outstanding Series G Preferred Stock (non-voting) by Tremco Incorporated; 100% of the outstanding Series H Preferred Stock (non-voting) by Weatherproofing Technologies, Inc.; and 100% of the Series I Preferred Stock (non-voting) by Zinsser Co., Inc.

RPM Funding Corporation owns 5% of the outstanding shares of Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares of Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

(19) StonCor Group, Inc. owns 12.87% of the outstanding shares of RPM Holdco Corp., a Delaware corporation. The remaining outstanding shares of RPM Holdco Corp. are held as follows: Carboline Company 2.93%, DAP Holdings, LLC 1.60%, Day-Glo Color Corp. 7.33%, Dryvit Systems, Inc. 8.40%, The Euclid Chemical Company 1.27%, RPM Wood Finishes Group, Inc. 5.66%, Rust-Oleum International, LLC 15%, Tremco Incorporated 44.67% and Zinsser Holdings, LLC .27%.

RPM Holdco Corp. owns 100% of the outstanding shares of RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.

StonCor Group, Inc. owns 99% of the outstanding shares of Stonhard S.A., a Luxembourg corporation. The remaining 1% of the outstanding shares of Stonhard S.A. are held by Parklin Management Group, Inc.

StonCor Group, Inc. owns 99.25% of the outstanding shares of Grupo StonCor, S.A. de C.V., a Mexican corporation. The remaining .75% of the outstanding shares of Grupo StonCor, S.A. de C.V. are held by Parklin Management Group, Inc.

Grupo StonCor, S.A. de C.V. owns 100% of the outstanding shares of Plasite, S.A. de C.V. Mexico, a Mexican corporation and 100% of the outstanding shares of Grupo StonCor, S.A. de C.V., a Colombian corporation.

StonCor Group, Inc. owns 99.99% of the outstanding shares of Stonhard de Mexico S.A. de C.V., a Mexican corporation. The remaining .01% of the outstanding shares are held by Parklin Management Group, Inc.

Stonhard de Mexico S.A. de C.V. owns 100% of the outstanding shares of Juarez Immobiliaria, S.A., a Mexican corporation.

StonCor Group, Inc. owns 80% of the outstanding shares of Multicor S.A. Argentina I.yC., an Argentine corporation. The remaining 20% of the outstanding shares of Multicor S.A. Argentina IyC. are equally divided between two individuals.

StonCor Group, Inc. owns .01% of the outstanding shares of StonCor Services, Ltda., a Brazilian corporation. The remaining 99.99% of the outstanding shares of StonCor Services, Ltda. are held by StonCor Corrosion Specialists Group Ltda.

(20) Parklin Management Group, Inc. owns 6% of the outstanding shares of StonCor (Deutschland) GmbH, a German corporation. The remaining 94% of the outstanding shares of StonCor (Deutshland) GmbH are held by RPM Canada Company.

StonCor (Deutschland) GmbH owns 100% of the outstanding shares of Alteco Technik GmbH, a German corporation.

Alteco Technik GmbH owns 1% of the outstanding shares of Alteco Chemical S.A., a Portuguese company. Of the remaining outstanding shares of Alteco Chemical S.A., 96% are held by RPM/Belgium N.V. and 3% are held by three directors of Alteco Chemical S.A.

Parklin Management Group, Inc. owns .75% of the outstanding shares of Grupo StonCor, S.A. de C.V., a Mexican corporation. The remaining 99.25% of the outstanding shares of Grupo StonCor, S.A. de C.V. are held by StonCor Group, Inc.

Parklin Management Group, Inc. owns .01% of the outstanding shares of Stonhard de Mexico S.A. de C.V., a Mexican corporation. The remaining 99.99% of the outstanding shares of Stonhard de Mexico S.A. de C.V. are held by StonCor Group, Inc.

Parklin Management Group, Inc. owns 1% of the outstanding shares of Stonhard S.A., a Luxembourg corporation. The remaining 99% of the outstanding shares of Stonhard S.A. are held by StonCor Group, Inc.

(21) StonCor Corrosion Specialists Group Ltda. owns 99.99% of the outstanding shares of StonCor Services, Ltda., a Brazilian corporation. The remaining .01% of the outstanding shares of StonCor Services, Ltda. are held by StonCor Group, Inc.

(22) Tremco Incorporated owns 100% of the outstanding Series G Preferred Stock (non-voting) of RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares of RPM Funding Corporation are held as follows: 100% of the outstanding voting Common Stock by RPM International Inc.; 100% of the outstanding Series A Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series B Preferred Stock (non-voting) by DAP Products Inc.; 100% of the outstanding Series C Preferred Stock (non-voting) by The

Euclid Chemical Company; 100% of the outstanding Series D Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series E Preferred Stock (non-voting) by Rust-Oleum Corporation; 100% of the outstanding Series F Preferred Stock (non-voting) by The Testor Corporation; 100% of the outstanding Series H Preferred Stock (non-voting) by Weatherproofing Technologies, Inc.; and 100% of the Series I Preferred Stock (non-voting) by Zinsser Co., Inc.

RPM Funding Corporation owns 5% of the outstanding shares of Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares of Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

Tremco Incorporated owns 44.67% of the outstanding shares of RPM Holdco Corp., a Delaware corporation. The remaining outstanding shares of RPM Holdco Corp. are held as follows: Carboline Company 2.93%, DAP Holdings, LLC 1.60%, Day-Glo Color Corp. 7.33%, Dryvit Systems, Inc. 8.40%, The Euclid Chemical Company 1.27%, RPM Wood Finishes Group, Inc. 5.66%, Rust-Oleum International, LLC 15%, StonCor Group, Inc. 12.87%, and Zinsser Holdings, LLC .27%.

RPM Holdco Corp. owns 100% of the outstanding shares of RPM Canada Company, a Canadian unlimited liability company.

RPM Canada Company owns 100% of the outstanding Series A Preferred Stock and Series B Preferred Stock of DAP Brands Company, a Delaware corporation. DAP Holdings, LLC owns 100% of the outstanding Common Stock of DAP Brands Company.

RPM Canada Company owns 100% of the outstanding Series A Preferred Stock and Series B Preferred Stock of Rust-Oleum Brands Company, a Delaware corporation. Rust-Oleum International, LLC owns 100% of the outstanding Common Stock of Rust-Oleum Brands Company.

RPM Canada Company owns 100% of the outstanding Series A Preferred Stock and Series B Preferred Stock of Zinsser Brands Company, a Delaware corporation. Zinsser Holdings, LLC owns 100% of the outstanding Common Stock of Zinsser Brands Company.

RPM Canada Company owns 100% of the outstanding shares of RPM Canada Investment Company, a Canadian unlimited liability company.

RPM Canada Company is a 99% partner in RPM Canada, a General Partnership, an Ontario partnership. RPM Canada Investment Company is a 1% partner in RPM Canada, a General Partnership.

RPM Canada Company owns 21% of the outstanding shares of Harry A. Crossland Investments, Ltd., a Nevada corporation. The remaining 79% of the outstanding shares of Harry A. Crossland Investments, Ltd. are held by The Flecto Company, Inc.

Harry A. Crossland Investments, Ltd. owns 100% of the outstanding shares of Crossland Distributors Ltd., a Canadian corporation.

RPM Canada, a General Partnership owns 100% of the outstanding shares of Tremco Limited, a United Kingdom corporation.

RPM Canada, a General Partnership owns 100% of the outstanding shares of Euclid Admixture Canada Inc., a Canadian corporation.

Tremco Limited owns 100% of the outstanding shares of OY Tremco Ltd., a Finnish corporation and 100% of the outstanding shares of each of Tretolbond Limited., Tretol Group Limited and Tretol Limited, all United Kingdom corporations.

RPM Canada Company owns 10% of the outstanding shares of DAP Chile S.A., a Chilean corporation. The remaining 90% of the outstanding shares of DAP Chile S.A. are held by DAP Products Inc.

RPM Canada Company owns 100% of the outstanding shares of RPM/Europe B.V., a Netherlands corporation.

RPM/Europe B.V. owns 100% of the outstanding shares of Rust-Oleum Netherlands B.V., StonCor Benelux B.V., and Tremco B.V., all Netherlands corporations, and RPOW U.K. Limited, a United Kingdom corporation.

RPM/Europe B.V. owns 96.04% of the outstanding shares of RPM/Belgium N.V., a Belgian corporation. The remaining 3.96% of the outstanding shares of RPM/Belgium N.V. are held by Tremco Incorporated.

RPM/Belgium N.V. owns 99.8% of the outstanding shares of Monile France S.A.R.L., a French corporation. The remaining .2% of the outstanding shares of Monile France S.A.R.L. are held by RPM/Lux Consult S.A.

RPM/Belgium N.V. owns 96% of the outstanding shares of Alteco Chemical S.A., a Portuguese corporation. Of the remaining outstanding shares of Alteco Chemical S.A., 1% are held by Alteco Technik GmbH and 3% are held by three directors of Alteco Chemical S.A.

RPM/Europe B.V. owns 99.99% of the outstanding shares of RPOW France S.A., a French corporation. The remaining .01% of the outstanding shares of RPOW France S.A. are held by the directors of RPOW France S.A.

RPM/Europe B.V. owns .72% of the outstanding shares of APSA S.p.A., an Italian corporation. Of the remaining outstanding shares of APSA S.p.A., 85.71% are held by Radiant Color N.V. and 13.57% are held by RPOW France S.A.

RPM/Europe B.V. owns 99.04% of the outstanding shares of RPM Europe S.A., a Belgian corporation. The remaining .96% of the outstanding shares of RPM Europe S.A. are held by RPM/Lux Consult S.A.

RPOW France S.A. owns 13.57% of the outstanding shares of APSA S.p.A., an Italian corporation. Of the remaining outstanding shares of APSA S.p.A., 85.71% are held by Radiant Color N.V. and .72% are held by RPM/Europe B.V.

RPOW France S.A. owns 99.40% of the outstanding shares of Corroline France S.A., a French corporation. The remaining .60% of the outstanding shares of Corroline France S.A. are held by the directors of Corroline France S.A.

RPOW France S.A. owns 99.90% of the outstanding shares of Rust-Oleum France S.A., a French corporation. The remaining .10% of the outstanding shares of Rust-Oleum France S.A. are held by the directors of Rust-Oleum France S.A.

RPOW France S.A. owns 70% of the outstanding shares of Rust-Oleum Mathys Italia S.r.l., an Italian corporation. The remaining 30% of the outstanding shares of Rust-Oleum Mathys Italia S.r.l. are held by a joint venture partner.

RPOW France S.A. owns 99.90% of the outstanding shares of Stonhard S.A.S., a French corporation. The remaining .10% of the outstanding shares are held by the directors of Stonhard S.A.S.

RPOW U.K. Limited owns 100% of the outstanding shares of each of Bondo U.K. Limited, Carboline U.K. Limited, Chemspec Europe Limited, Dryvit U.K. Limited, Fibergrate Composite Structures Limited, Mantrose U.K. Limited, RPM Holdings UK Limited, Rust-Oleum U.K. Limited and Stonhard U.K. Limited, all United Kingdom corporations, and Stonhard (Ireland) Limited, an Irish corporation.

Mantrose U.K. Limited owns 100% of the outstanding shares of each of Agricoat Industries Limited and Wm. Zinsser Limited, both United Kingdom corporations.

RPM Holdings UK Limited owns 100% of the outstanding shares of Dore Holdings Limited, a United Kingdom corporation.

Dore Holdings Limited owns 100% of the outstanding shares of each of Amtred Limited and Nullifire Limited, both United Kingdom corporations.

RPM Canada Company owns 94% of the outstanding shares of StonCor (Deutschland) GmbH, a German corporation. The remaining 6% of the outstanding shares of StonCor (Deutschland) GmbH are held by Parklin Management Group, Inc.

StonCor (Deutschland) GmbH owns 100% of the outstanding shares of Alteco Technik GmbH, a German corporation.

Alteco Technik GmbH owns 1% of the outstanding shares of Alteco Chemical S.A., a Portuguese company. Of the remaining outstanding shares of Alteco Chemical S.A., 96% are held by RPM/Belgium N.V. and 3% are held by three directors of Alteco Chemical S.A.

Tremco Incorporated owns 3.96% of the outstanding shares of RPM/Belgium N.V., a Belgian corporation. The remaining 96.04% of the outstanding shares of RPM/Belgium N.V. are held by RPM/Europe B.V.

RPM/Belgium N.V. owns 99.8% of the outstanding shares of Monile France S.A.R.L., a French corporation. The remaining .2% of the outstanding shares of Monile France S.A.R.L. are held by RPM/Lux Consult S.A.

RPM/Belgium N.V. owns 96% of the outstanding shares of Alteco Chemical S.A., a Portuguese corporation. Of the remaining outstanding shares of Alteco Chemical S.A., 1% are held by Alteco Technik GmbH and 3% are held by three directors of Alteco Chemical S.A.

RPM/Belgium N.V. owns .01% of the outstanding shares of Martin Mathys N.V., a Belgian corporation. The remaining 99.99% of the outstanding shares of Martin Mathys N.V. are held by Radiant Color N.V.

Tremco Incorporated owns .0025% of the outstanding shares of Toxement S.A., a Colombian corporation. Of the remaining outstanding shares of Toxement S.A., Grandcourt N.V. owns 50.99%, The Euclid Chemical Company owns 49% and Euclid Chemical International Sales Corp, Redwood Transport, Inc. and Weatherproofing Technologies, Inc. each own .0025%.

Tremco Incorporated owns 50% of the outstanding shares of Sime Tremco Sdn. Bhd., a Malaysian corporation. The remaining outstanding shares of Sime Tremco Sdn. Bhd. are held by a joint venture partner.

Sime Tremco Sdn. Bhd. Owns 100% of the outstanding shares of each of Sime Tremco (Malaysia) Sdn. Bhd. and Sime Tremco Specialty Chemicals Sdn, Bhd., both Malaysian corporations.

Tremco Incorporated owns 99.999% of the outstanding shares of Tremco Far East Limited, a Hong Kong corporation. The remaining .001% of the outstanding shares of Tremco Far East Limited are held by a director of Tremco Far East Limited.

Tremco Far East Limited owns 100% of the outstanding shares of Tremco (Malaysia) Sdn. Bhd., a Malaysian corporation and 100% of the outstanding shares of Shanghai Tremco International Trading Co., Ltd., a Chinese corporation.

Tremco Incorporated owns 12% of the outstanding shares of RPM/Lux Consult S.A., a Luxembourg corporation. The remaining 88% of the outstanding shares of RPM/Lux Consult S.A. are held by RPM, Inc.


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

RPM/Lux Consult S.A. owns .2% of the outstanding shares of Monile France S.A.R.L., a French corporation. The remaining 99.8% of the outstanding shares of Monile France S.A.R.L. are held by RPM/Belgium N.V.

RPM/Lux Consult S.A. owns .96% of the outstanding shares of RPM Europe S.A., a Belgian corporation. The remaining 99.04% of the outstanding shares of RPM Europe S.A. are held by RPM/Europe B.V.

(23) The Euclid Chemical Company owns 100% of the outstanding Series C Preferred Stock (non-voting) of RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares of RPM Funding Corporation are held as follows:
100% of the outstanding voting Common Stock by RPM International Inc.; 100% of the outstanding Series A Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series B Preferred Stock (non-voting) by DAP Products Inc.; 100% of the outstanding Series D Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series E Preferred Stock (non-voting) by Rust-Oleum Corporation; 100% of the outstanding Series F Preferred Stock (non-voting) by The Testor Corporation; 100% of the outstanding Series G Preferred Stock (non-voting) by Tremco Incorporated; 100% of the outstanding Series H Preferred Stock (non-voting) by Weatherproofing Technologies, Inc.; and 100% of the Series I Preferred Stock (non-voting) by Zinsser Co., Inc.

RPM Funding Corporation owns 5% of the outstanding shares of Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares of Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

The Euclid Chemical Company owns 1.27% of the outstanding shares of RPM Holdco Corp., a Delaware corporation. The remaining outstanding shares of RPM Holdco Corp. are held as follows: Carboline Company 2.93%, DAP Holdings, LLC 1.60%, Day-Glo Color Corp. 7.33%, Dryvit Systems, Inc. 8.40%, RPM Wood Finishes Group, Inc. 5.66%, Rust-Oleum International, LLC 15%, StonCor Group, Inc. 12.87%, Tremco Incorporated 44.67% and Zinsser Holdings, LLC .27%.

RPM Holdco Corp. owns 100% of the outstanding shares of RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.

The Euclid Chemical Company owns 99.997% of the outstanding shares of Eucomex S.A. de C.V., a Mexican corporation. The remaining .003% of the outstanding shares of Eucomex S.A. de C.V. are held by Redwood Transport, Inc.

The Euclid Chemical Company owns 49% of the outstanding shares of Toxement S.A., a Colombian corporation. Of the remaining outstanding shares of Toxement S.A., Grandcourt N.V. owns 50.99% and Euclid Chemical International Sales Corp., Redwood Transport, Inc., Tremco Incorporated and Weatherproofing Technologies, Inc. each own .0025%.



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

(24) Euclid Chemical International Sales Corp. owns .0025% of the outstanding shares of Toxement S.A., a Colombian corporation. Of the remaining outstanding shares of Toxement S.A., Grandcourt N.V. owns 50.99%, The Euclid Chemical Company owns 49% and Redwood Transport, Inc., Tremco Incorporated and Weatherproofing Technologies, Inc. each own .0025%.

(25) Grandcourt N.V. owns 50.99% of the outstanding shares of Toxement S.A., a Colombian corporation. Of the remaining outstanding shares of Toxement S.A., The Euclid Chemical Company owns 49% and Euclid Chemical International Sales Corp., Redwood Transport, Inc., Tremco Incorporated and Weatherproofing Technologies, Inc. each own .0025%.

(26) Redwood Transport, Inc. owns .003% of the outstanding shares of Eucomex S.A. de C.V., a Mexican corporation. The remaining 99.997% of the outstanding shares of Eucomex S.A. de C.V. are held by The Euclid Chemical Company.

Redwood Transport, Inc. owns .0025% of the outstanding shares of Toxement S.A., a Colombian corporation. Of the remaining outstanding shares of Toxement S.A., Grandcourt N.V. owns 50.99%, The Euclid Chemical Company owns 49% and Euclid Chemical International Sales Corp., Tremco Incorporated and Weatherproofing Technologies, Inc. each own .0025%.

(27) Weatherproofing Technologies, Inc. owns 100% of the outstanding Series H Preferred Stock (non-voting) of RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares of RPM Funding Corporation are held as follows:
100% of the outstanding voting Common Stock by RPM International Inc.; 100% of the outstanding Series A Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series B Preferred Stock (non-voting) by DAP Products Inc.; 100% of the outstanding Series C Preferred Stock (non-voting) by The Euclid Chemical Company; 100% of the outstanding Series D Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series E Preferred Stock (non-voting) by Rust-Oleum Corporation; 100% of the outstanding Series F Preferred Stock (non-voting) by The Testor Corporation; 100% of the outstanding Series G Preferred Stock (non-voting) by Tremco Incorporated; and 100% of the Series I Preferred Stock (non-voting) by Zinsser Co., Inc.

RPM Funding Corporation owns 5% of the outstanding shares of Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares of Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

Weatherproofing Technologies, Inc. owns .0025% of the outstanding shares of Toxement S.A., a Colombian corporation. Of the remaining outstanding shares of Toxement S.A., Grandcourt N.V. owns 50.99%, The Euclid Chemical Company owns 49% and Euclid Chemical International Sales Corp., Redwood Transport, Inc. and Tremco Incorporated each own .0025%.


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